Investments, Loans and Long-Term Receivables	12 Months Ended
Dec. 31, 2011
Investments, Loans and Long-Term Receivables

Note 6—Investments, Loans and Long-Term Receivables

Components of investments, loans and long-term receivables at December 31 were:

	Millions of Dollars
	2011	2010
Equity investments	$30,985	30,055
Loans and advances—related parties	1,675	2,180
Long-term receivables	559	922
Other investments	564	604

	$33,783	33,761

Equity Investments

Affiliated companies in which we had a significant equity investment at December 31, 2011, included:

•	Australia Pacific LNG (APLNG)—42.5 percent owned joint venture with Origin Energy (42.5 percent) and China Petrochemical Corporation (Sinopec) (15 percent)—to develop coalbed methane production from the Bowen and Surat basins in Queensland, Australia, as well as process and export LNG.

•	FCCL Partnership—50 percent owned business venture with Cenovus Energy Inc.—produces bitumen in the Athabasca oil sands in northeastern Alberta and sells the bitumen blend.

•	WRB Refining LP (discontinued operations)—50 percent owned business venture with Cenovus—owns the Wood River and Borger refineries, which process crude oil into refined products.

•	Qatar Liquefied Gas Company Limited 3 (QG3)—30 percent owned joint venture with affiliates of Qatar Petroleum (68.5 percent) and Mitsui & Co., Ltd. (1.5 percent)—produces and liquefies natural gas from Qatar’s North Field.

•	DCP Midstream, LLC (discontinued operations)—50 percent owned joint venture with Spectra Energy—owns and operates gas plants, gathering systems, storage facilities and fractionation plants.

•	Chevron Phillips Chemical Company LLC (CPChem) (discontinued operations)—50 percent owned joint venture with Chevron Corporation—manufactures and markets petrochemicals and plastics.

Summarized 100 percent financial information for equity method investments in affiliated companies, combined, was as follows (information includes LUKOIL until loss of significant influence):

	Millions of Dollars
	2011	2010	2009
Revenues	$77,263	105,589	128,881
Income before income taxes	11,958	11,250	12,121
Net income	11,089	9,495	9,145
Current assets	21,530	14,039	36,139
Noncurrent assets	76,300	79,411	126,163
Current liabilities	9,708	9,325	22,483
Noncurrent liabilities	22,993	24,412	30,960

Our share of income taxes incurred directly by the equity companies is reported in equity in earnings of affiliates, and as such is not included in income taxes in our consolidated financial statements.

At December 31, 2011, retained earnings included $2,814 million related to the undistributed earnings of affiliated companies. Dividends received from affiliates were $3,670 million, $2,282 million and $1,727 million in 2011, 2010 and 2009, respectively.

APLNG

In 2008, we closed on a transaction with Origin Energy, an integrated Australian energy company, to further enhance our long-term Australasian natural gas business. APLNG is focused on coalbed methane production from the Bowen and Surat basins in Queensland, Australia, and LNG processing and export sales. This transaction gives us access to coalbed methane resources in Australia and enhances our LNG position with the expected creation of an additional LNG hub targeting the Asia Pacific markets. Origin is the operator of APLNG’s production and pipeline system, while we will operate the LNG facility.

In April 2011, APLNG and Sinopec signed definitive agreements for APLNG to supply up to 4.3 million tonnes of LNG per year for 20 years. The agreements also specified terms under which Sinopec subscribed for a 15 percent equity interest in APLNG, with both our ownership interest and Origin Energy’s ownership interest diluting to 42.5 percent. The Subscription Agreement was completed in August 2011, and we recorded a loss on disposition of $279 million before- and after-tax from the dilution. The book value of our investment in APLNG was reduced by $795 million, and we reduced the currency translation adjustment associated with our investment by $516 million.

In November 2011, APLNG signed a binding Heads of Agreement with Japan-based Kansai Electric for the sale of approximately 1 million tonnes of LNG per year for 20 years. Under the terms of the agreement, Kansai Electric will be supplied LNG beginning in mid-2016. The agreement is also subject to a final investment decision on the second LNG train, which is expected in the first half of 2012.

In January 2012, APLNG and Sinopec signed an amendment to their existing LNG sales agreement for the sale and purchase of an additional 3.3 million tonnes of LNG per year through 2035, subject to a final investment decision on the second LNG train. This agreement, in combination with the Kansai Electric agreement, finalizes the marketing of the second train. In conjunction with the LNG sale, the parties have also agreed for Sinopec to subscribe for additional shares in APLNG, which will raise its equity interest from 15 percent to 25 percent. As a result, both our ownership interest and Origin Energy’s ownership interest would dilute from 42.5 percent to 37.5 percent. We expect to record a loss of approximately $135 million after-tax from the dilution.

At December 31, 2011, the book value of our equity method investment in APLNG was $9,467 million, which includes $2,716 million of cumulative translation effects due to a strengthening Australian dollar relative to the U.S. dollar. Our 42.5 percent share of the historical cost basis net assets of APLNG on its books under U.S. generally accepted accounting principles was $2,380 million, resulting in a basis difference of $7,087 million on our books. The amortizable portion of the basis difference, $5,192 million associated with PP&E, has been allocated on a relative fair value basis to individual exploration and production license areas owned by APLNG, most of which are not currently in production. Any future additional payments are expected to be allocated in a similar manner. Each exploration license area will periodically be reviewed for any indicators of potential impairment, which, if required, would result in acceleration of basis difference amortization. As the joint venture begins producing natural gas from each license, we amortize the basis difference allocated to that license using the unit-of-production method. Included in net income attributable to ConocoPhillips for 2011, 2010 and 2009 was after-tax expense of $17 million, $5 million and $4 million, respectively, representing the amortization of this basis difference on currently producing licenses.

FCCL and WRB

We have two 50/50 North American heavy oil business ventures with Cenovus Energy Inc.: FCCL Partnership, a Canadian upstream general partnership, and WRB Refining LP, a U.S. downstream limited partnership. We use the equity method of accounting for both entities, with the operating results of our investment in FCCL reflecting the use of the successful efforts method of accounting for oil and gas exploration and development activities.

At December 31, 2011, the book value of our investment in FCCL was $9,044 million. FCCL’s operating assets consist of the Foster Creek and Christina Lake steam-assisted gravity drainage bitumen projects, both located in the eastern flank of the Athabasca oil sands in northeastern Alberta. Cenovus is the operator and managing partner of FCCL. We are obligated to contribute $7.5 billion, plus accrued interest, to FCCL over a 10-year period that began in 2007. For additional information on this obligation, see Note 13—Joint Venture Acquisition Obligation.

At December 31, 2011, the book value of our investment in WRB was $3,722 million. WRB’s operating assets consist of the Wood River and Borger refineries, located in Roxana, Illinois, and Borger, Texas, respectively. As a result of our contribution of these two assets to WRB, a basis difference was created due to the fair value of the contributed assets recorded by WRB exceeding their historical book value. The difference is primarily amortized and recognized as a benefit evenly over a period of 26 years, which was the estimated remaining useful life of the refineries’ PP&E at the closing date. The basis difference at December 31, 2011, was $3,918 million. Equity earnings included in discontinued operations in 2011, 2010 and 2009 were increased by $185 million, $243 million and $209 million, respectively, due to amortization of the basis difference. We are the operator and managing partner of WRB. Cenovus is obligated to contribute $7.5 billion, plus accrued interest, to WRB over a 10-year period that began in 2007.

QG3

QG3 is a joint venture that owns an integrated large-scale LNG project located in Qatar. We provided project financing, with a current outstanding balance of $1,159 million as described below under “Loans and Long-term Receivables.” At December 31, 2011, the book value of our equity method investment in QG3 was $931 million. We have terminal and pipeline use agreements with Golden Pass LNG Terminal and affiliated Golden Pass Pipeline near Port Arthur, Texas, in which we have a 12.4 percent interest, intended to provide us with terminal and pipeline capacity for the receipt, storage and regasification of LNG purchased from QG3. However, currently the LNG from QG3 is being sold to markets outside of the United States.

DCP Midstream

DCP Midstream owns and operates gas plants, gathering systems, storage facilities and fractionation plants. At December 31, 2011, the book value of our equity method investment in DCP Midstream was $927 million. DCP Midstream markets a portion of its natural gas liquids to us and CPChem under a supply agreement that continues at the current volume commitment with a primary term ending December 31, 2014. This purchase commitment is on an “if-produced, will-purchase” basis and so has no fixed production schedule, but has had, and is expected over the remaining term of the contract to have, a relatively stable purchase pattern. Natural gas liquids are purchased under this agreement at various published market index prices, less transportation and fractionation fees.

CPChem

CPChem manufactures and markets petrochemicals and plastics. At December 31, 2011, the book value of our equity method investment in CPChem was $2,998 million. We have multiple supply and purchase agreements in place with CPChem, ranging in initial terms from one to 99 years, with extension options. These agreements cover sales and purchases of refined products, solvents, and petrochemical and natural gas liquids feedstocks, as well as fuel oils and gases. Delivery quantities vary by product, and are generally on an “if-produced, will-purchase” basis. All products are purchased and sold under specified pricing formulas based on various published pricing indices.

In anticipation of the separation of our Downstream business (including CPChem), we reached agreement with Chevron Corporation regarding CPChem that provides for CPChem to: (i) prior to the separation, suspend all cash distributions to its owners and accumulate its excess cash; and (ii) after the separation, use the accumulated cash and its excess cash flow to pay down $1 billion of its outstanding fixed-rate bonds on an accelerated basis. During this period of bond repayment, CPChem is not required to make any cash distributions to its owners.

LUKOIL

LUKOIL is an integrated energy company headquartered in Russia. We completed the disposition of our interest in LUKOIL during the first quarter of 2011, realizing a before-tax gain of $360 million, which was included in the “Gain on dispositions” line of our consolidated income statement, and cash proceeds of $1,243 million. Our ownership interest was 2.25 percent at December 31, 2010, and 20 percent at December 31, 2009.

On July 28, 2010, we announced our intention to sell our entire interest in LUKOIL, then consisting of 163.4 million shares. This decision was implemented as follows:

•	On July 28, 2010, we entered into a stock purchase and option agreement (the Agreement) with a wholly owned subsidiary of LUKOIL, pursuant to which such subsidiary purchased 64.6 million shares from us at a price of $53.25 per share, or $3,442 million in total. This transaction closed on August 16, 2010.

•	Also pursuant to the Agreement, the LUKOIL subsidiary had a 60-day option, expiring on September 26, 2010, to purchase any or all of our interest remaining at the time of exercise of the option, at a price of $56 per share. Upon exercise of this option, we sold 42.5 million shares on September 29, 2010, for proceeds of $2,380 million.

•	Finally, we sold our remaining shares in the open market subject to the terms of the Shareholder Agreement, with the final disposition of all shares occurring in the first quarter of 2011. The cost basis for shares sold was average cost.

During the third quarter of 2010, our ownership interest declined to a level at which we were no longer able to exercise significant influence over the operating and financial policies of LUKOIL. Accordingly, at the end of the third quarter of 2010, we stopped applying the equity method of accounting for our remaining investment in LUKOIL, and we reclassified the investment from “Investments and long-term receivables” to current assets on our consolidated balance sheet as an available-for-sale equity security.

In total, during 2010, we sold 151 million shares of LUKOIL for $8,345 million, realizing a before-tax gain on disposition of $1,749 million, which was included in the “Gain on dispositions” line of our consolidated income statement. Included in these amounts were sales proceeds of $1,793 million and a realized before-tax gain of $437 million incurred subsequent to classifying the investment as available-for-sale. The cost basis for shares sold is average cost.

At December 31, 2010, our then remaining investment in LUKOIL was carried at fair value of $1,083 million, reflecting a closing price of LUKOIL American Depositary Receipts (ADRs) on the London Stock Exchange of $56.50 per share. The carrying value reflected a pre-tax unrealized gain over our cost basis of $247 million. This unrealized gain, net of related income taxes, was reported as a component of accumulated other comprehensive income. The fair value was categorized as Level 1 in the fair value hierarchy.

While applying the equity method of accounting, a negative basis difference existed which was primarily amortized on a straight-line basis over a 22-year useful life as an increase to equity earnings. Equity earnings in 2010 and 2009 were increased $155 million and $157 million, respectively, due to amortization of this basis difference.

Loans and Long-Term Receivables

As part of our normal ongoing business operations and consistent with industry practice, we enter into numerous agreements with other parties to pursue business opportunities. Included in such activity are loans and long-term receivables to certain affiliated and non-affiliated companies. Loans are recorded when cash is transferred or seller financing is provided to the affiliated or non-affiliated company pursuant to a loan agreement. The loan balance will increase as interest is earned on the outstanding loan balance and will decrease as interest and principal payments are received. Interest is earned at the loan agreement’s stated interest rate. Loans and long-term receivables are assessed for impairment when events indicate the loan balance may not be fully recovered.

At December 31, 2011, significant loans to affiliated companies include the following:

•	$612 million in loan financing to Freeport LNG Development, L.P. for the construction of an LNG receiving terminal that became operational in June 2008. Freeport began making repayments in 2008 and is required to continue making repayments through full repayment of the loan in 2026. Repayment by Freeport is supported by “process-or-pay” capacity service payments made by us to Freeport under our terminal use agreement.

•	$1,159 million in project financing to QG3. We own a 30 percent interest in QG3, for which we use the equity method of accounting. The other participants in the project are affiliates of Qatar Petroleum and Mitsui. QG3 secured project financing of $4.0 billion in December 2005, consisting of $1.3 billion of loans from export credit agencies (ECA), $1.5 billion from commercial banks, and $1.2 billion from ConocoPhillips. The ConocoPhillips loan facilities have substantially the same terms as the ECA and commercial bank facilities. On December 15, 2011, QG3 achieved financial completion and all project loan facilities became nonrecourse to the project participants. Bi-annual repayments began in January 2011 and will extend through July 2022.

The long-term portion of these loans are included in the “Loans and advances—related parties” line on the consolidated balance sheet, while the short-term portion is in “Accounts and notes receivable—related parties.”

WRB Refining LP fully repaid its outstanding loans from us with payments of $550 million in 2011.

In November 2011, a long-term loan to a non-affiliated company related to seller financing of U.S. retail marketing assets was refinanced, which resulted in a receipt of $365 million. As part of the refinancing, we provided loan guarantees in support of $191 million of the total refinancing.

Long-term receivables and the long-term portion of these loans are included in the “Investments and long-term receivables” line on the consolidated balance sheet, while the short-term portion related to non-affiliate loans is in “Accounts and notes receivable.”

Other

We have investments remeasured at fair value on a recurring basis to support certain nonqualified deferred compensation plans. The fair value of these assets at December 31, 2011, was $336 million, and at December 31, 2010, was $325 million. Substantially the entire value is categorized in Level 1 of the fair value hierarchy. These investments are measured at fair value using a market approach based on quotations from national securities exchanges.

Merey Sweeny, L.P. (MSLP) owns a delayed coker and related facilities at the Sweeny Refinery. MSLP processes our long residue, which is produced from heavy sour crude oil, for a processing fee. Fuel-grade petroleum coke is produced as a by-product and becomes the property of MSLP. Prior to August 28, 2009, MSLP was owned 50/50 by us and Petróleos de Venezuela S.A. (PDVSA). Under the agreements that govern the relationships between the partners, certain defaults by PDVSA with respect to supply of crude oil to the Sweeny Refinery gave us the right to acquire PDVSA’s 50 percent ownership interest in MSLP, which we exercised on August 28, 2009. PDVSA has initiated arbitration with the International Chamber of Commerce challenging the exercise of the call right and claiming it was invalid. The arbitral tribunal is scheduled to hold hearings on the merits of the dispute in December 2012. We continue to use the equity method of accounting for our investment in MSLP.